EXHIBIT 7


                            CONSENT TO JOINT FILING

     The Micky Arison 1997 Holdings Trust, MA 1997 Holdings, L.P., MA 1997 Holdings, Inc., the Micky Arison 1994 "B" Trust, MA 1994 B Shares, L.P., MA 1994 B Shares, Inc., JMD Delaware, Inc., James M. Dubin and Micky Arison hereby consent to the joint filing of this Amendment to Schedule 13D with respect to the common stock of Pan Am Corporation and agree that this Schedule 13D is filed on behalf of each of them.


DATED: February 16, 1998      MICKY ARISON 1997 HOLDINGS TRUST

                              By:  JMD Delaware, Inc., Trustee

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President


                              MA 1997 HOLDINGS, L.P.

                              By: MA 1997 Holdings, Inc.,
                                  ----------------------------
                                  General Partner

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President


                              MA 1997 HOLDINGS, INC.

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President

                              MICKY ARISON 1994 "B" TRUST

                              By: JMD Delaware, Inc., Trustee

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President

                              MA 1994 B SHARES, L.P.

                              By: MA 1994 B Shares, Inc.,
                                  General Partner

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President


                              MA 1994 B SHARES, INC.

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President


                              JMD DELAWARE, INC.

                              By: /s/ Jonathan R. Bell
                                  ----------------------------
                                  Name: Jonathan R. Bell
                                  Title: Vice President



                                  /s/ James M. Dubin
                              --------------------------------
                                  James M. Dubin


                                  /s/ Micky Arison
                              --------------------------------
                                  Micky Arison


                                  Page 26 of 26